     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 12, 1997

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 MAXIMUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            VIRGINIA                             8322                            54-1000588
  (STATE OR OTHER JURISDICTION       (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
      OF INCORPORATION OR            CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)
          ORGANIZATION)

                               1356 BEVERLY ROAD
                             MCLEAN, VIRGINIA 22101
                                 (703) 734-4200
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                                DAVID V. MASTRAN
                            CHIEF EXECUTIVE OFFICER
                                 MAXIMUS, INC.
                               1356 BEVERLY ROAD
                             MCLEAN, VIRGINIA 22101
                                 (703) 734-4200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

            LYNNETTE C. FALLON, ESQ.                               ROBERT F. WALL, ESQ.
               PALMER & DODGE LLP                                    WINSTON & STRAWN
               ONE BEACON STREET                                   35 WEST WACKER DRIVE
        BOSTON, MASSACHUSETTS 02108-3190                       CHICAGO, ILLINOIS 60601-9703
                 (617) 573-0100                                       (312) 558-5600

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-21611

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

===========================================================================================================
                                                            PROPOSED          PROPOSED
                                            AMOUNT          MAXIMUM           MAXIMUM
        TITLE OF EACH CLASS OF              TO BE        OFFERING PRICE  AGGREGATE OFFERING    AMOUNT OF
      SECURITIES TO BE REGISTERED       REGISTERED(2)      PER SHARE        PRICE(1)(2)    REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------
Common Stock, no par value per share...     977,500          $16.00        $15,640,000.00     $4,740.00
===========================================================================================================

(1) Includes 127,500 shares with the Underwriters may purchase to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with respect to the registration of additional shares of common stock, no par value per share, of MAXIMUS, Inc., a Virginia corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-21611) (the "Earlier Registration Statement") are incorporated in this Registration Statement by reference. The form of Prospectus contained in the Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of McLean, Commonwealth of Virginia, on the 12th day of June, 1997.

                                          MAXIMUS, INC.

                                          By:      /s/ F. ARTHUR NERRET
                                            ------------------------------------
                                                      F. Arthur Nerret
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated.

               SIGNATURE                                 TITLE                     DATE

DAVID V. MASTRAN*                           President, Chief Executive        June 12, 1997
----------------------------------------    Officer and Director (Principal
David V. Mastran                            Executive Officer)

RAYMOND B. RUDDY*                           Chairman of the Board of          June 12, 1997
----------------------------------------    Directors
Raymond B. Ruddy

/s/ F. ARTHUR NERRET                        Chief Financial Officer           June 12, 1997
----------------------------------------    (Principal Financial and
F. Arthur Nerret                            Accounting Officer)

RUSSELL A. BELIVEAU*                        Director                          June 12, 1997
----------------------------------------
Russell A. Beliveau

LYNN P. DAVENPORT*                          Director                          June 12, 1997
----------------------------------------
Lynn P. Davenport

ROBERT J. MUZZIO*                           Director                          June 12, 1997
----------------------------------------
Robert J. Muzzio

DONNA J. MULDOON*                           Director                          June 12, 1997
----------------------------------------
Donna J. Muldoon

SUSAN D. PEPIN*                             Director                          June 12, 1997
----------------------------------------
Susan D. Pepin

* By:    /s/ F. ARTHUR NERRET
     -------------------------------
            F. Arthur Nerret
            Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT NO.                                         DESCRIPTION
-----------         ----------------------------------------------------------------------------
     5.1            Opinion of Palmer & Dodge LLP
    23.1            Consent of Palmer & Dodge LLP (included in Exhibit 5.1)
    23.2            Consent of Ernst & Young LLP
   *24.1            Power of Attorney

---------------

* Filed with the Company's Registration Statement on Form S-1 (Registration No. 333-21611).